



DXL | FULLBEAUTY BRANDS

CREATING A SCALED, CATEGORY-DEFINING RETAILER FOR INCLUSIVE APPAREL

You may get questions from family and friends about our combination with FullBeauty. Here are some important things you should know.

Why is DXL combining with FullBeauty?	• We have built a remarkable business over the years, and this transaction is about creating a stronger retailer for growth. • Together with FullBeauty, we will be better able to serve our customers across the plus-size and Big + Tall apparel market, providing them more brands, more styles and more options whether they shop in-store or online.
Who is FullBeauty?	• FullBeauty is a pioneer in size-inclusive fashions and has been serving the plus-size and Big + Tall apparel market since 1901. • Their premier portfolio includes brands such as OneStopPlus®, Catherines®, WomanWithin® and KingSize®. • We share a foundational commitment to serving undeserved consumers and together, we will be well-positioned to realize our vision for a more inclusive fashion industry.
What does this mean for employees?	• Until the transaction closes, it is business as usual and your day-to-day responsibilities remain the same. • The best way you can help is by focusing on delivering The DXL Factor for each and every guest we serve. • We believe there will be additional opportunities for our employees post-closing as part of a larger organization.
What will happen to the Canton, MA headquarters and other DXL offices?	• The company's headquarters will remain in Canton, MA, and the company is expected to maintain a significant presence in New York, Indianapolis and El Paso.
What will happen to the DXL brand?	• The DXL brand will continue as a key part of the combined company's portfolio, maintaining its strong presence in the Big + Tall market and serving customers through existing channels.
What does this mean for customers?	• It is business as usual at DXL. • Customers can continue to rely on DXL for their Big + Tall apparel needs in-store or online at DXL.com. • DXL gift cards will continue to be honored. There are no changes to our DXL Rewards programs and customers can continue to earn and use Rewards Certificates points as usual.
What happens next?	• We expect to close the transaction in the first half of fiscal year 2026. • Between now and then, it is business as usual.

FORWARD-LOOKING STATEMENTS

In addition to historical information, this document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which DXL and FullBeauty operate and beliefs of and assumptions made by DXL management and FullBeauty management, involve uncertainties that could significantly affect the financial results of DXL or FullBeauty or the combined company. Words such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "seeks" and variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. With respect to any such forward-looking statements, DXL and FullBeauty each claim the protection provided for in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements about the benefits of the transaction involving DXL and FullBeauty, including future financial and operating results and the combined company's plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders, integrating DXL and FullBeauty, and the expected timing for completing the merger — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the merger and the timing of the closing of the merger; the conditions to the completion of the merger, including the receipt of DXL stockholder approval for the merger; the ability to successfully integrate and scale our operations and employees; the ability and timing to realize anticipated benefits and synergies of the merger; the potential impact of the announcement, pendency or consummation of the merger on relationships, including with employees, customers, credit rating agencies, suppliers and competitors; the ability to retain key personnel; the challenging macroeconomic environment, including volatility and changes in global trade policies, and the ability of the combined company to mitigate potential tariff exposure and maintain supply; the ability to achieve performance targets; changes in financial markets, interest rates and foreign currency exchange rates; negative rating agency actions; the outcome of any legal proceedings that may be instituted against DXL or FullBeauty; the risk that any announcements relating to the merger could have adverse effects on the market price of the common stock of DXL; diversion of management's attention from ongoing business operations and opportunities; and those additional risks and factors detailed in the Proxy Statement referenced below when available and other reports filed with the SEC by DXL from time to time, including those discussed under the heading "Risk Factors" in DXL's most recently filed Annual Report on Form 10-K. These documents are available through our website or through the SEC's Electronic Data Gathering and Analysis Retrieval (EDGAR) system at http://www.sec.gov. Neither DXL nor FullBeauty undertakes any duty to update any forward-looking statements contained herein, whether as a result of new information or developments, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

In connection with the merger, DXL intends to file a proxy statement (the "Proxy Statement"), which will be distributed to the stockholders of DXL in connection with their votes on the issuance of DXL Common Stock in the merger. Investors and security holders are encouraged to read the Proxy Statement when it becomes available (and any other documents filed with the Securities and Exchange Commission (the "SEC") in connection with the merger or incorporated by reference into the Proxy Statement) because such documents will contain important information regarding the merger and related matters. Investors and security holders will be able to obtain these documents, and any other documents DXL has filed with the SEC, free of charge at the SEC's website, www.sec.gov, or by accessing DXL's website at investor.dxl.com. In addition, documents filed with the SEC by DXL will be available free of charge by writing to DXL at 555 Turnpike Street, Canton, Massachusetts 02021, Attention: Corporate Secretary.